UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

LIFEWAY FOODS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LIFEWAY FOODS, INC.
6431 W. OAKTON
MORTON GROVE, IL 60053

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 20, 2013

TO OUR SHAREHOLDERS:

You are invited to be present either in person or by proxy at the Annual Meeting of Shareholders of Lifeway Foods, Inc., an Illinois corporation (the “Company”), to be held at the Holiday Inn, 5300 W. Touhy Ave., Skokie, Illinois 60077, on June 20, 2013 at 2:00 p.m. local time (the “Meeting”), to consider and act upon the following:

1.    The election of five Directors to serve until the next meeting or until their successors are duly elected and qualified.

2.    The amendment and restatement of the Company’s Articles of Incorporation (i) to increase the number of shares of the Company’s common stock, no par value (the “Common Stock”), authorized for issuance and (ii) for updating purposes.

3.    The ratification of the appointment of Plante & Moran, PLLC, as independent auditors for the next fiscal year.

4.    The approval of the non-binding advisory resolution approving the compensation and vote upon a non-binding advisory proposal as to the frequency (every one, two or three years) with which the non-binding shareholder vote to approve the compensation of our named executive officers should be conducted.

5.    The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

Only shareholders of the Company’s Common Stock, of record at the close of business on April 26, 2013 will be entitled to notice of and to vote at the Meeting.  The stock transfer books of the Company will remain open.

WE INVITE EACH OF YOU TO ATTEND THE MEETING.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES VIA THE INTERNET OR THE TOLL-FREE TELEPHONE NUMBER AS DESCRIBED IN THE ENCLOSED MATERIALS.  IF YOU RECEIVED A PROXY CARD BY MAIL, PLEASE SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED.  IF YOU ATTEND THE MEETING AND VOTE IN PERSON, YOUR VOTE BY PROXY WILL NOT BE USED. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE, REGARDLESS OF THE MANNER USED TO TRANSMIT YOUR VOTING INSTRUCTIONS.

                                                                BY ORDER OF THE BOARD OF DIRECTORS

Ludmila Smolyansky
Chairperson of the Board
Skokie, Illinois
  ____________, 2013

LIFEWAY FOODS, INC.
PROXY STATEMENT

PROCEDURAL MATTERS

THIS PROXY STATEMENT IS FURNISHED TO THE SHAREHOLDERS OF LIFEWAY FOODS, INC., AN ILLINOIS CORPORATION (THE “COMPANY” or “LIFEWAY”), IN CONNECTION WITH THE SOLICITATION OF PROXIES BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY TO BE VOTED AT THE ANNUAL MEETING OF SHAREHOLDERS (THE “MEETING”) TO BE HELD AT 2:00 P.M., LOCAL TIME, ON JUNE 20, 2013, OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Shareholders of record of common stock of the Company, no par value (the “Common Stock”) at the close of business on April 26,  2013 (the “Record Date”), will be entitled to notice of and to vote at the Meeting.  The Meeting will be held at the Holiday Inn, 5300 W. Touhy Ave., Skokie, Illinois 60077.  Proxies received prior to the Meeting will be voted in accordance with the instructions contained in the proxy and, if no choice is specified, will be voted in favor of each nominee for Director named in this Proxy Statement and in favor of each other proposal set forth in this Proxy Statement.  A shareholder who votes by proxy may revoke it at any time before it is voted by a written revocation delivered to any of the proxy holders named therein, by submitting another valid proxy bearing a later date or by attending the Meeting and voting in person.  Beneficial owners wishing to vote at the Meeting who are not shareholders of record on the Company’s books (e.g., persons holding in street name) must bring to the Meeting a power of attorney or proxy in their favor signed by the holder of record in order to be able to vote.

SOLICITATION OF PROXIES

Our proxy materials are primarily available to shareholders on the Internet, as permitted by rules of the U.S. Securities and Exchange Commission (the “SEC”).  A Notice of Internet Availability of Proxy Materials is first being mailed to shareholders beginning approximately May 10, 2013, and this Proxy Statement and the form of proxy, together with our Annual Report on Form 10-K, are first being made available to the shareholders beginning approximately May 10, 2013 at www.proxyvote.com.

All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by the Company.  In addition to solicitation of proxies by mail, the directors, officers and investor relations staff (who will receive no compensation in addition to their regular remuneration) of the Company named herein may solicit the return of proxies by telephone, telegram or personal interview.  As of this date, the Company has retained Broadridge Financial Solutions, Inc. (“Broadridge”), an outside firm, to solicit proxies solely from individual shareholders of record and to print proxy notices and other related materials.  The services provided by Broadridge to the Company are expected to cost approximately $6,000.  The Company has also retained Automatic Data Processing, Inc. (“ADP”), at an approximate cost of $3,000, to contact banks, brokerage houses and other custodians, nominees and fiduciaries with requests to forward copies of the proxy materials to their respective principals and to request instructions for voting the proxies.  The expenses of such banks, brokerage houses and other custodians, nominees and fiduciaries in connection therewith are covered by the estimated fee to be paid by the Company to ADP.  Action may be taken on the business to be transacted at the Meeting on the date specified in the Notice of Meeting or on any date or dates to which such Meeting may be adjourned.

VOTING OF PROXIES

A form of proxy is provided for use at the Meeting if a shareholder is unable to attend in person.  Each proxy may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, by execution and delivery of a subsequent proxy, or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.  Shares represented by a valid proxy which if received pursuant to this solicitation and not revoked before it is exercised, will be voted as provided on the proxy at the Meeting or at any adjournment or adjournments thereof.

VOTING SECURITIES AND VOTE REQUIRED

Only holders of the 16,346,017 shares of Common Stock, no par value per share, of record outstanding at the close of business on April 26, 2013, will be entitled to vote at the Meeting.  Each holder of Common Stock is entitled to one vote for each share held by such holder.  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting.  Under the rules of the SEC, boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish to withhold authority to vote for one or more nominees for Director or for Proposal 2.  Votes withheld in connection with the election of one or more of the nominees for Director or Proposal 2 will be counted as votes cast against such individuals or Proposal 2 and will be counted toward the presence of a quorum for the transaction of business.  If no direction is indicated, the proxy will be voted for the election of the nominees for Director and for Proposal 2.  The form of proxy provides for withholding of votes with respect to the election of Directors and a shareholder present at the Meeting also may abstain with respect to such election.

ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2012 (the “Annual Report”) has been posted along with this Proxy Statement.  Shareholders are referred to the Annual Report for information concerning the Company’s business and operations, but the Annual Report is not part of the proxy soliciting materials.

PROPOSAL 1: ELECTION OF DIRECTORS

Seven Directors are to be elected at the Meeting.  Directors will be elected at the Meeting to serve until the next annual meeting of shareholders of the Company or until each of their successors shall be duly elected and qualified.  As noted, unless otherwise indicated thereon, all proxies received will be voted in favor of the election of each of the five nominees of the Board named below as Directors of the Company.  Should any of the nominees not remain a candidate for election at the date of the Meeting (which contingency is not now contemplated or foreseen by the Company), proxies solicited thereunder will be voted in favor of those nominees who do remain candidates and may be voted for substitute nominees elected by the Board.  Each of the nominees is currently serving as a Director of the Company.

REQUIRED VOTE

The seven nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as Directors.  Votes withheld from any Director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Illinois law.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO ELECT THE DIRECTORS NOMINATED HEREIN TO SERVE AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

The names of the nominees and certain information with regard to each nominee follows:

NAME	AGE	TITLE
Ludmila Smolyansky	62	Director and Chairperson of the Board of Directors
Julie Smolyansky	37	CEO, President, and Director
Pol Sikar	64	Director
Renzo Bernardi	60	Director
Gustavo Carlos Valle	48	Director
Paul Lee	38	Director
Jason Scher	38	Director

DIRECTORS AND DIRECTOR NOMINEES

LUDMILA SMOLYANSKY, 62, was appointed as a Director by the Board to fill a vacancy created by an increase of the maximum number of Directors up to seven and unanimously elected as the Chairperson of the Board in November 2002. For more than 20 years, Mrs. Smolyansky has been the operator of several independent delicatessen, gourmet food distributorship businesses and imported food distributorships. In 2002, prior to the commencement of her tenure as a Director, she was hired by the Company as its General Manager. Mrs. Smolyansky devotes as much time as necessary to the business of the Company and currently holds no other directorships in any other reporting company. Mrs. Smolyansky is the mother of Julie Smolyansky (the President, Chief Executive Officer, and a Director of the Company) and Edward P. Smolyansky (the Chief Operating Officer, Treasurer, Chief Financial and Accounting Officer and Secretary of the Company). Mrs. Smolyansky brings many years of food industry experience to the Board.

JULIE SMOLYANSKY, 37, was appointed as a Director, and elected President, Chief Executive Officer, Chief Financial Officer and Treasurer of the Company by the Board of Directors to fill the vacancies in those positions created by the death of her father, Michael Smolyansky, in June 2002. She is a graduate with a Bachelor’s degree from the University of Illinois at Chicago. Prior to her appointment, Ms. Smolyansky spent six years as the Company’s Director of Sales and Marketing. She devotes as much time as necessary to the business of the Company and currently holds no other directorships in any other reporting company. Ms. Smolyansky is the daughter of Ludmila Smolyansky, the Chairperson of the Board. In 2004, Ms. Smolyansky resigned as Chief Financial Officer and Treasurer and Edward Smolyansky, Ms. Smolyansky’s brother, was appointed to such positions. Ms. Smolyansky brings historical and operational expertise and experience to the Board.

POL SIKAR, 64, has been a Director of the Company since its inception in February 1986. He is a graduate with a Master’s degree from the Odessa State Institute of Civil Engineering in Russia. For more than 13 years, he has been President and a major shareholder of Montrose Glass & Mirror Co., a company providing glass and mirror products to the wholesale and retail trade in the greater Chicago area. Mr. Sikar devotes as much time as necessary to the business of the Company. Mr. Sikar holds no other directorships in any other reporting company. Mr. Sikar has been a Director since inception and brings a historical perspective to the Board.

RENZO BERNARDI, 60, has been a Director of the Company since 1994. Mr. Bernardi is the president and founder of Renzo & Sons, Inc., a Dairy and Food Service Company which has been in business since 1969 (formerly, Renzo-Milk Distribution Systems). He has over 30 years of experience in the dairy distribution industry. Mr. Bernardi is a graduate of Instituto Teonico E Commerciale of Macomer, Sardinia. Mr. Bernardi devotes as much time as necessary to the business of the Company. Mr. Bernardi holds no other directorships in any other reporting company. Mr. Bernardi brings deep industry experience to the Board.

GUSTAVO CARLOS VALLE, 48, has been a Director of the Company since June 19, 2009. He is an Argentine citizen and was appointed President and CEO of the Dannon Company, Inc. effective April 1, 2009. Mr. Valle joined Danone Argentina in 1996 as Vice President Finance where he became CEO of Danone Waters Argentina in 2002. Two years later, he was appointed CEO of Danone Brazil. Mr. Valle graduated in Economics from Buenos Aires University in Argentina. Mr. Valle holds no other directorships in any other reporting company. Mr. Valle has been designated by DS Waters, L.P. (as the related successor to The Dannon Company, Inc.) to be its representative to the Board in accordance with the terms of that certain Stockholders’ Agreement, as amended, between the Company and Dannon. Mr. Valle brings deep industry experience to the Board.  Mr. Valle devotes as much time as necessary to the business of the Company and currently holds no other directorships in any other reporting company.

PAUL LEE, 38, was elected as a Director of the Company to fill a vacancy on the Board of Directors created by the resignation of Eugene Katz in July 2012. Mr. Lee joined Lightbank Inc. as a Partner in February 2011. Previously, Mr. Lee was Managing Director and Group Head for Digital Ventures at Playboy Enterprises, and was a founding member and Senior Vice President at the Peacock Equity Fund. Mr. Lee brings financial and strategic experience to the Company’s Board of Directors.  Mr. Lee devotes as much time as necessary to the business of the Company and currently holds no other directorships in any other reporting company.

JASON SCHER, 38, was elected as a Director of the Company to fill a vacancy on the Board of Directors in July 2012. Mr. Scher is the Chief Operating Officer of Vosges Haut-Chocolat. Mr Scher previously served as principal in Khoury Construction and RP3 Development. His strong leadership has been instrumental in laying a foundation for an entrepreneurial growing business. Mr. Scher also brings financial and strategic experience to the Company's Board of Directors.  Mr. Scher devotes as much time as necessary to the business of the Company and currently holds no other directorships in any other reporting company.

EXECUTIVE OFFICERS

EDWARD P. SMOLYANSKY, 33, was appointed as Chief Financial and Accounting Officer and Treasurer of Lifeway in November 2004. He was also appointed Chief Operating Officer and Secretary in 2012. He had served as the Controller of the Company from June 2002 until 2004.  He received his baccalaureate degree in finance from Loyola University of Chicago in December 2001. Edward P. Smolyansky is the brother of Company President and Chief Executive Officer Julie Smolyansky and the son of Lifeway’s Chairperson of the Board, Ludmila Smolyansky.

VALERIY NIKOLENKO, 67, Vice President of Operations, has been VP of Operations for 16 years with Lifeway.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934 requires the Company’s Officers and Directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Based on the Company’s review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that none of its directors, executive officers or persons who beneficially own more than 10% of the Company’s Common Stock failed to comply with Section 16(a) reporting requirements in fiscal year ended December 31, 2012, except for (i) Ms. Julie Smolyansky who failed to timely file one Form 4 regarding six transactions, and (ii) each of Messrs. Paul Lee and Jason Scher, each of whom failed to timely file a Form 3.

BOARD AND COMMITTEE MEETINGS

Board Leadership.

Since 2004, the positions of Chairperson of the Board of the Company and Chief Executive of the Company have been held by different individuals.  Currently, Ludmila Smolyansky serves as Chairperson of the Board of the Company and Julie Smolyansky as Chief Executive of the Company.  These two individuals provide leadership to the Board of Directors by setting the agenda for Board meetings, preparing information and alternatives for presentation to the Board and leading discussions among, and facilitating decision making by, the Board of Directors.

The Board believes that this structure is appropriate because it results in a balanced leadership, combining a separate independent Chairperson together with a member of management involved in the day-to-day operation of the Company’s business.

During 2012, the Company’s Board of Directors held four regular meetings (the Company’s annual meeting of shareholders and Directors and quarterly meetings).  In 2012, four of the five Directors attended the Company’s annual meeting.  Each director except Mr. Valle attended at least 75% of all meetings of our board of directors and committees on which he or she served that were held during such Director’s term during 2012.  Shareholders of the Company may send communications to the Board of Directors via the Company’s Investor Relations department, which makes such communications available to the Directors as appropriate, to LIFEWAY FOODS, INC., 6431 W. OAKTON, MORTON GROVE, IL 60053, telephone (847) 967-1010, fax (847) 967-6558.  The Investor Relations department can be reach via email at: info@lifeway.net.

Related Transactions.

We have determined that there are no related party transactions in excess of the lesser $120,000 or 1% of the average of the Company’s total assets for each of 2011 and 2012, since the beginning of 2010 or currently proposed, involving the Company.

Director Independence.

In evaluating director independence, the Company has adopted the definition set forth in Rule 4200 of the NASDAQ Marketplace Rules. The Company’s board of directors, taking into consideration the relationships described in the Certain Relationships and Related Transactions section above, has determined that of the Company’s current directors, Pol Sikar, Renzo Bernardi, Paul Lee and Jason Scher were independent of management.

Board Committees.

The Lifeway Audit Committee (the “Committee”), comprised of Messrs. Sikar, Bernardi, and Katz, pre-approved Plante & Moran, PLLC as the Company’s independent auditor for the year-ended December 31, 2012 and has adopted the following guidelines regarding the engagement of the Company’s independent auditor to perform services for the Company. Mr. Katz thereafter declined to stand for re-election. Mr. Lee was subsequently elected and appointed to fill Mr. Katz’ vacancy on the Company’s Board of Directors and the Committee.

Up until the expiration of Mr. Katz’s term at the 2012 Annual Meeting, the Company’s Audit Committee (the “Audit Committee”) consisted of Messrs. Sikar, Bernardi and Katz.  The Company’s Board of Directors examined the qualifications of its Audit Committee members and has determined Mr. Lee to be an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC, and all of the Audit Committee members have an understanding of finance and accounting and are able to read and understand fundamental financial statements.  Audit Committee members are appointed by the full Board.

The functions of the Audit Committee are to review the Company’s internal controls, accounting policies and financial reporting practices; to review the financial statements, the arrangements for and scope of the independent audit, as well as the results of the audit engagement; to review the services and fees of the independent auditors, including pre-approval of non-audit services and the auditors’ independence; and to recommend to the Board of Directors for its approval and for ratification by the shareholders the engagement of the independent auditors to serve the following year in examining the accounts of the Company.

The Board of Directors does not have a standing nominating committee, compensation committee or any committees performing similar functions.  As there are only seven Directors serving on the Board, it is the view of the Board that at least a majority of the Directors should participate in the process for the nomination and review of potential Director candidates and for the review of the Company’s executive pay practices.  Accordingly, Julie Smolyansky and Ludmila Smolyansky, who are not considered independent, participate in the nominating process and the Company’s executive compensation practices, in each case together with the independent directors.  It is the view of the Board that participation of at least a majority of Directors in the duties of the nominating and compensation committees ensures not only as comprehensive as possible a review of Director candidates and executive compensation, but also that the views of independent, employee and shareholder Directors are considered.

The Board does not have any formal policy regarding the consideration of director candidates recommended by shareholders; any recommendation would be considered on an individual basis.  The Board believes this is appropriate due to the lack of such recommendations made in the past, and its ability to consider the establishment of such a policy in the event of an increase of such recommendations.  Accordingly, there have been no material changes to the procedure by which any security holder may recommend nominees to the Board.  The Board welcomes properly submitted recommendations from shareholders and would evaluate shareholder nominees in the same manner that it evaluates a candidate recommended by other means.  The deadline for submitting nominees to the Board is January 10, 2014.  Shareholders may submit candidate recommendations by mail to LIFEWAY FOODS, INC., 6431 W. OAKTON, MORTON GROVE, IL 60053.  With respect to the evaluation of director nominee candidates, the Board has no formal requirements or minimum standards for the individuals that it nominates.  Rather, the Board considers each candidate on his or her own merits.  However, in evaluating candidates, there are a number of factors that the Board generally views as relevant and is likely to consider, including the candidate’s professional experience, his or her understanding of the business issues affecting the Company, his or her experience in facing issues generally of the level of sophistication that the Company faces, and his or her integrity and reputation.  With respect to the identification of nominee candidates, the Board has not developed a formalized process.  Instead, its members and the Company’s senior management have recommended candidates whom they are aware of personally or by reputation.

The Company does not currently have a formal process for shareholders to send communication to the Board.  In the opinion of the Board, it is appropriate for the Company not to have such a formal process in place because the Board believes there is currently not a need for a formal policy due to, among other things, the limited number of shareholders of the Company and the infrequency of such communications in the past. While the Board will, from time to time, review the need for a formal policy, at the present time, shareholders who wish to contact the Board may do so by submitting any communication to the Company at LIFEWAY FOODS, INC., 6431 W. OAKTON, MORTON GROVE, IL 60053 with an instruction to forward the communication to a particular Director or the Board as a whole.

During 2012 through the date of this Proxy Statement, Ludmila Smolyansky, Julie Smolyansky and Edward Smolyansky collectively controlled more than 50% of the voting power of our Common Stock.  See “Security Ownership of Certain Beneficial Owners and Management,” below.  Consequently, we are a “controlled company” under applicable Nasdaq rules.  Under these rules, a “controlled company” may elect not to comply with certain Nasdaq corporate governance requirements, including requirements that: (i) a majority of the board of directors consist of independent directors; (ii) director nominees be selected or recommended to the board of directors for selection by a majority of the independent directors or by a nominating committee composed solely of independent directors; and (iii) compensation of officers be determined or recommended to the board of directors by a majority of its independent directors or by a compensation committee that is composed entirely of independent directors.  We have elected to use each of these exemptions.

Oversight of Risk Management.

The Company’s management is responsible for assessing and managing Lifeway’s exposure to various risks.  Responsibility for risk oversight by the Board of Directors lies with the entire Board. Therefore,  the responsibility for the administration of this risk oversight lies primarily with the Board’s leadership.

The Company’s principal risks exist in the potential for rising milk prices, the Company’s primary raw material,  and from competitors producing dairy-based probiotic products.  The Board addresses at least annually the principal current and future risk exposures of the Company.  The Board receives regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, and strategic and reputation risks.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company.  The Audit Committee consists of three directors, Messrs. Sikar,

Bernardi and Lee, each of whom is an independent director in accordance with the Securities and Exchange Act of 1934 (the “Exchange Act”) and the Nasdaq listing standards.  In accordance with the Exchange Act and the Nasdaq listing standards, Messrs. Sikar, Bernardi and  Lee are the Company’s only independent directors.  Mr. Sikar is the Chairperson of the Audit Committee.  Each of the Audit Committee members has an understanding of finance and accounting and is able to read and understand fundamental financial statements.  To the extent Company employees are aware of any financial irregularities, the Audit Committee has been designated to receive such information in a confidential manner.

The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2012 with the Company’s management and the independent auditors, Plante & Moran, PLLC (“Plante”).  Additionally, the Audit Committee discussed with Plante matters as required by the Statement of Auditing Standards No. 61, which included Plante’s judgments as to the quality not just the acceptability of the financial statements, changes in accounting policies and sensitive accounting estimates.

Plante provided the Audit Committee with written disclosures and a letter required by Independence Standards Board Standard No. 1 (“ISB Standard No. 1”).  ISB Standard No. 1 requires Plante to (i) disclose in writing all relationships between Plante and related entities and the Company and its related entities, in Plante’s professional judgment, that may reasonably be thought to bear on independence; (ii) confirm that, in Plante’s professional opinion, they are independent of the Company within the meaning of the federal securities laws and (iii) discuss Plante’s independence with the Audit Committee.  The Audit Committee discussed with Plante its independent status.

The Audit Committee amended and restated its written charter governing its actions effective December 17, 2003.  The Audit Committee reviews and reassesses the charter annually.  The Company is required to attach the charter as an appendix to the Company’s proxy statement every three years and filed the charter with its proxy statement for the 2011 annual meeting.

Based on the Audit Committee’s review of the year-end audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

The Audit Committee:
Pol Sikar, Director
Renzo Bernardi, Director
Paul Lee, Director

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE “SOLICITING MATERIAL” OR BE DEEMED “FILED” WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

For audit services (including statutory audit engagements as required under local country laws), the independent auditor will provide the Committee with an engagement letter during the January-March quarter of each year outlining the scope of the audit services proposed to be performed during the fiscal year. If agreed to by the Committee, this engagement letter will be formally accepted by the Committee at its first or second quarter meeting.

The independent auditor will submit to the Committee for approval an audit services fee proposal after acceptance of the engagement letter.

For non-audit services, the Company’s management will submit to the Committee for approval (during the second or third quarter of each fiscal year) the list of non-audit services that it recommends the Committee engage the independent auditor to provide for the fiscal year. Company management and the independent auditor will each confirm to the Committee that each non-audit service on the list is permissible under all applicable legal requirements. In addition to the list of planned non-audit services, a budget estimating non-audit service spending for the fiscal year will be provided. The Committee will approve both the list of permissible non-audit services and the budget for such services. The Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this pre-approval process.

To ensure prompt handling of unexpected matters, the Committee delegates to either member thereof the authority to amend or modify the list of approved permissible non-audit services and fees. Either member will report action taken to the Committee at the next Committee meeting.

The independent auditor must ensure that all audit and non-audit services provided to the Company have been approved by the Committee. The Chief Financial Officer will be responsible for tracking all independent auditor fees against the budget for such services and report at least annually to the Committee.

EXECUTIVE COMPENSATION

Summary Compensation Table as of December 31, 2011 and December 31, 2012
Name	Year	Salary	Bonus	All other Comp.	Total
Julie Smolyansky, CEO and President(1)	2012	$890,903	$125,000	$14,280	$1,030,183
	2011	$585,874	$75,000	$27,126	$688,000
				(4)

Edward P. Smolyansky,	2012	$928,403	$150,000	$31,280	$1,109,683
CFO, Chief Accounting Officer, Treasurer, Chief	2011	$571,318	$100,000	$29,832	$701,150
Operating Officer and Secretary (2)				(5)

Valeriy Nikolenko, Vice President of Operations	2012	$153,800	$60,000	$29,210	$243,010
and Secretary (3)	2011	$91,800	$40,000	$18,500	$150,300
				(6)

NOTES TO SUMMARY COMPENSATION TABLE

(1)
The Board appointed Julie Smolyansky as the CEO, CFO, President and Treasurer of the Company on June 10, 2002. From September 21, 1998 until such appointments, she had been Director of Sales and Marketing of the Company. Since November 2004, Ms. Smolyansky has served solely as CEO and President.

(2)	The Board appointed Edward Smolyansky as the CFO, Chief Accounting Officer and Treasurer of the Company in November 2004.
(3)	The Board appointed Valeriy Nikolenko as the Vice President of Operations and Secretary of the Company in December 1993.
(4)
Represents (i) the Company’s portion of the matching contributions to the Company’s 401(k) plan on behalf of the following named executive officer, Julie Smolyansky: $0.00 for 2012; and (ii) the following amounts related to personal usage of automobiles leased by the Company, and related insurance and fuel, for 2012: $8,400 for of lease payments, $4,740 for insurance premiums and $1,140 for fuel.

(5)
Represents (i) the Company’s portion of the matching contributions to the Company’s 401(k) plan on behalf of the following named executive officer, Edward Smolyansky: $17,000 for 2012; and (ii) the following amounts related to personal usage of automobiles leased by the Company, and related insurance and fuel, for 2012: $8,400 for lease payments, $4,740 for insurance premiums and $1,140 for fuel.

(6)
Represents (i) the Company’s portion of the matching contributions to the Company’s 401(k) plan on behalf of the following named executive officer, Val Nikolenko: $18,500 for 2012; and (ii) the following amounts related to personal usage of automobiles leased by the Company, and related insurance and fuel, for 2012: $7,290 for lease payments, $2,570 for insurance premiums and $900 for fuel.

The Company does not maintain any formal bonus or cash incentive plans or arrangements. However, the Board determines bonus awards, if any, on an annual basis.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

Julie Smolyansky has an employment agreement (the “Employment Agreement”) with the Company pursuant to which she serves as Chief Executive Officer. Pursuant to the Employment Agreement, Ms. Smolyansky is entitled to an annual base salary and an annual bonus subject to such incentive bonus targets and plans which the Company may adopt from time to time. The Company has not currently set any such targets in advance or adopted any such plans. In lieu thereof, the Board of Directors determines Ms. Smolyansky’s salary and a discretionary bonus on an annual basis concurrently with determining amounts for other executive officers. In the event that (a) Ms. Smolyansky is terminated other than for Cause (as defined therein) or (b) Ms. Smolyansky terminates her employment for Good Reason (as defined therein) or death, then Ms. Smolyansky is entitled to a lump sum payment consisting of (y) twice her then-current base salary and (z) the aggregate of the annual bonus for which she is then eligible under the Employment Agreement and any plans.

There are no employment agreements with other executive officers (written or unwritten).

On June 9, 1995, the Company filed a registration statement on Form S-8 with the Securities and Exchange Commission in connection with the “Lifeway Foods, Inc. Consulting and Services Compensation Plan” (the “Plan”) covering 1,200,000, as adjusted, shares of its Common Stock. The Plan was adopted by the Company on June 5, 1995. Pursuant to such Plan, the Company may issue common stock or options to purchase common stock to certain consultants, service providers, and employees of the Company.  There were a total of approximately 940,000 shares eligible for issuance under the Plan at December 31, 2011.  The option price, number of shares, grant date, and vesting terms of awards granted under the Plan are determined at the discretion of the Company’s Board of Directors.

Outstanding Equity Awards At December 31, 2012

As of December 31, 2012, there were no stock options outstanding or exercisable and no unvested stock awards.

There are no agreements with the named executive officers that provide for payments in connection with resignation, retirement, termination of employment or change in control other than the Employment Agreement described above.

Equity Compensation Plan Information
Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by
security holders	0	$0	940,000
Equity compensation plans not approved by security holders	0	$0	—
Total	0	$0	—

*All of Lifeway’s equity compensation plans have been approved by its shareholders. The only Securities remaining available for issuance are under the Plan the terms of which are described in the narratives following the Summary Compensation Table above.

Director Compensation as of December 31, 2012

Name	Fees Earned or Paid in Cash		All Other Compensation		Total
Ludmila Smolyansky	$591,626	(1)	$13,052	(2)	$604,678
Pol Sikar	$2,000		—		$2,000
Renzo Bernardi	$2,000		—		$2,000
Gustavo Carlos Valle	—		—		—
Eugene Katz	$1,000		—		$1,000
Paul Lee	$500		—		$500
Jason Sher	—		—		—

(1)
Of the Fees Paid in Cash, $591,626 represents the annual fees paid to Ms. Smolyansky for her services as a consultant to the Company. Ms. Smolyansky did not receive any additional retainer fees or other meeting attendance fees in her capacity as a director.

(2)
Represents (i) the Company’s portion of the matching contributions to the Company’s   401(k) plan on behalf of Ludmila Smolyansky: $11,332 for 2012; and (ii) $0.00 for  insurance premiums and $1,720 for fuel.

During 2012, each outside (non-employee) director other than Ms. Ludmila Smolyansky was compensated at the rate of $500 per non-annual meeting attended. No employee director (Julie Smolyansky) nor any Director serving as the nominee of Danone (Gustavo Carlos Valle) was compensated as a Director during 2012.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company’s Common Stock, the Company’s only outstanding class of securities, as of April 25, 2013 by (a) each shareholder known by the Company to be the beneficial owner of more than five percent of the Company’s Common Stock, (b) each of the Company’s directors, (c) each of the Company’s executive officers named in the Summary Compensation Table above and (d) all executive officers and directors of the Company as a group. The shareholders listed below have sole voting and investment power except as noted.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class(2)
Ludmila Smolyansky(3,6)	7,410,484	45.3%
Julie Smolyansky(3,7)	548,265	3.4%
Edward Smolyansky(3)	307,546	1.9%
Pol Sikar(3)	3,000	*
Renzo Bernardi(3)	14,900	*
Gustavo Carlos Valle (3,4)	0	*
Paul Lee(3)	0	*
Jason Scher(3)	0	*
Val Nikolenko(3)	0	*
All Directors and Officers of the Company as a Group (Seven persons in total)	8,284,195	50.7%
Danone Foods, Inc.	3,454,756	21.1%
Mario J. Gabelli(5)	831,805	5.1%
_________________
*Less than .01%.

NOTES TO BENEFICIAL OWNERSHIP TABLE
(1)
With the exception of Gustavo Carlos Valle and Danone Foods, Inc., the address for all Directors and shareholders listed in this table is 6431 Oakton St., Morton Grove, IL 60053. The address of Gustavo Carlos Valle and Danone Foods, Inc. is 100 Hillside Avenue, White Plains, NY 10603-2861.

(2)	Based upon 16,346,017 shares of Common Stock outstanding as of April 25, 2013.
(3)	A director or officer of the Company.
(4)	Mr. Valle is also an officer of the Dannon Company, Inc., which is an affiliate of Danone Foods, Inc.

(5)
Mr. Gabelli directly or indirectly controls or acts as the chief investment officer of Gabelli funds, LLC, GAMCO Asset Management, Inc. and Teton Advisors, Inc. The 831,805 shares of the Company's common stock that Mr. Gabelli may be deemed to beneficially own, include (i) 5,500 shares held directly by Mr. Gabelli, (ii) 326 shares held by Gabelli Funds, LLC, (iii) 286,305 shares held by GAMCO Asset Management, Inc., and (iv) 213,000 shares held by Teton Advisors, Inc.

(6)	Includes 7,410,484 shares held by the Ludmila Smolyansky Trust 2/1/05, of which Ms. Smolyansky is the trustee.
(7)	Includes 5,000 shares held by Ms. Smolyansky on behalf of minor children.

PROPOSAL 2: AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED COMMON STOCK AND FOR UPDATING PURPOSES

The Board adopted a resolution to submit to a vote of shareholders a special resolution to amend and restate the Company’s Articles of Incorporation, as amended. If shareholders approve this proposal, the changes to the Company’s Articles of Incorporation, as amended, will become effective promptly after the Meeting upon the filing by the Company of the Amended and Restated Articles of Incorporation, in the form attached hereto as Appendix A, with the Secretary of State of the State of Illinois (the “Amended and Restated Articles”).

The Company’s Certificate of Incorporation currently authorizes the issuance of a total of 20,000,000 shares of Common Stock and 2,500,000 shares of preferred stock, no par value (the “Preferred Stock”).  As of April 25, 2013, there were 17,273,776 shares of Common Stock issued and outstanding, 927,759 issued but not outstanding, which shares are held in treasury and are available for re-issuance by the Company and no shares of Preferred Stock issued and outstanding.

In addition to the 16,346,017 shares of Common Stock currently outstanding and without giving effect to any approval by the Company’s shareholders of Proposal Two in this Proxy Statement, the Company has 940,000 shares of Common Stock reserved for issuance pursuant to the Company’s Plan.

The aggregate number of outstanding and reserved shares of Common Stock is 17,286,017, leaving only 2,713,983 shares of Common Stock for future issuances.  Such future issuances could include the sale of securities in order to raise capital, the payment of consideration in acquisitions, additional shares issued in connection with grants made to employees under new or expanded existing compensation plans or arrangements, and other uses not currently anticipated.  Accordingly, the Company is proposing that it increase the number of authorized shares of the Company’s stock by 20,000,000 shares and designate such additional shares as Common Stock.

If this Proposal 2 is approved by stockholders and the Certificate of Incorporation is amended, there will be 42,500,000 shares of capital stock authorized, of which 40,000,000 will be designated as Common Stock and 2,500,000 will be designated as Preferred Stock.

The Company believes that such actions are in the best interests of the Company and its stockholders, as they would provide the Company with flexibility and alternatives in structuring future transactions, and that it would be detrimental to the Company and its stockholders if the Company were unable to issue shares of Common Stock at such times and upon terms as the Board deems necessary or appropriate.

Future issuances of Common Stock could affect stockholders.  Any future issuance of Common Stock, other than on a pro-rata basis, would dilute the percentage ownership and voting interest of the then current stockholders.

There is a potential anti-takeover effect with respect to this amendment.  The increased number of unissued and authorized shares of Common Stock could, under certain circumstances, have an anti-takeover effect by, for example, permitting issuances that would dilute the percentage ownership and voting interest of a person seeking to effect a change in the composition of the Board, contemplating a tender or exchange offer or contemplating the combination of the Company with another company.  However, this amendment is not being proposed in response to any effort of which management is aware to accumulate Common Stock or obtain control of the Company. Other than this amendment and the other proposals described in this Proxy Statement, the Board does not currently contemplate recommending the adoption of any other amendments to the Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company.

The Company does not have any plans, proposals or arrangements to issue for any purpose, including future acquisitions and/or financings, any of the shares of Common Stock that would become newly available for issuance following the increase of the Company’s authorized shares of Common Stock.

The Company reviews its corporate governance and organizational documents on an annual basis. In connection with such annual review, the Company also determined that its Articles of Incorporation, as amended, should be revised and updated to include and revise certain provisions that were previously addressed in the Company's Amended and Restated Bylaws. The revisions to the Company's Articles of Incorporation include adding provisions that (i) set the size of the Board at the number of directors in office at the time of the filing of the Amended and Restated Articles with the Secretary of State of the State of Illinois, which number may be fixed from time to time by resolution of the Board thereafter, (ii) allow vacancies on the Board to be filled by a majority of the directors then in office, (iii) set forth the factors the Board may consider in making decisions, including, the long-term and short-term interests of the employees, suppliers, creditors and customers of the Company and its subsidiaries; the long-term and short-term interests of the communities in which the Company and its subsidiaries conduct any business or other activities; and the long-term and short-term interests of the Company, its subsidiaries and the stockholders, including the possibility that such interests may best be served by the continued independence of the Company, and (iv) limit the liability of Directors and officers to the extent allowed by Illinois law, (v) to the extent permitted by Illinois law, set forth the circumstances under which and the method by which the Company may indemnify officers and Directors of the Company and (vi) to the extent permitted by Illinois law, allow the Company to purchase and maintain on behalf of any person who is or was such an officer, director, partner, member, manager, employee, agent or trustee against any liability asserted against such person as such an officer, director, partner, member, manager, employee, agent or trustee or arising out of such person’s status as such an officer, director, partner, member, manager, employee, agent or trustee and setting forth the circumstances under which such insurance may be reduced or eliminated.

The Company believes that these changes clarify the Company’s position as to matters relating to its Board, modernize the Company’s organizational documents and will assist the Company in attracting and retaining officers and Directors who will contribute to the Company’s ability to provide shareholders with increased value.

These Amended and Restated Articles would not change any of the rights, restrictions, terms or provisions relating to the Common Stock or the Preferred Stock. Under Illinois law, stockholders are not entitled to appraisal rights with respect to this amendment. The Company will not independently provide stockholders with any such right. Additionally, holders of Common Stock do not have any preemptive rights with respect to the issuance of Common Stock.

REQUIRED VOTE

An affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding is required for the approval of the Amended and Restated Articles. Abstentions and broker non-votes are considered shares of stock present in person or represented by proxy at the Meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention will therefore have the practical effect of voting against amending and restating the Articles of Incorporation because it represents one fewer vote for approval of the Amended and Restated Articles.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDED AND RESTATED ARTICLES, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 3: RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Audit Committee of the Board has designated Plante & Moran, PLLC ("Plante") as independent auditors of the Company for the next fiscal year.  The Audit Committee and the Company have been advised by Plante that neither it nor any member or associate of such firm has any relationship with the Company or with any of its affiliates other than as independent accountants and auditors.

REQUIRED VOTE

An affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding is required for ratification of the appointment of Plante.  Abstentions and broker non-votes are considered shares of stock present in person or represented by proxy at the Meeting and entitled to vote and are counted in determining the number of votes necessary for a majority.  An abstention will therefore have the practical effect of voting against ratification of the appointment because it represents one fewer vote for ratification of the appointment.  In the event that ratification of the appointment of Plante as the independent public accountants for the Company is not obtained at the Meeting, the Board of Directors will reconsider its appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF PLANTE & MORAN, PLLC AS THE INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR (ENDING DECEMBER 31, 2013), AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

During the two most recent fiscal years, there have been no disagreements with Plante on matters of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable event.

Representatives of Plante are not expected to be present at the Meeting.

AUDIT FEES

In 2012 and 2011, Plante billed Lifeway approximately $324,081 and $247,711, respectively, for professional services rendered for the audit of Lifeway’s annual financial statements and review of financial statements included in Lifeway’s Forms 10-Q or services that are normally provided in connection with statutory and regulatory filings or engagements in 2011 and 2012.

AUDIT-RELATED FEES

None.

TAX FEES

No professional services were rendered by Plante to Lifeway regarding tax advice, tax compliance and tax planning during 2011 and 2012.

ALL OTHER FEES

No other fees were billed to Lifeway by Plante during 2011 and 2012 other than those described in this report.

No hours expended by Plante in its engagement to audit Lifeway’s financial statements for the most recent fiscal year were attributable to work performed by persons other than Plante’s full-time permanent employees. The Audit Committee has approved 100% of all services performed by Plante for Lifeway and disclosed above.

PROPOSAL 4: ADVISORY RESOLUTION APPROVING EXECUTIVE COMPENSATION

GENERAL INFORMATION

Shareholders have an opportunity to cast an advisory vote on compensation of our named executive officers, as disclosed in this Proxy Statement. This proposal, commonly known as “Say on Pay,” gives shareholders the opportunity to approve, reject or abstain from voting on the proposed resolution regarding our fiscal year 2012 executive compensation program.

Our compensation philosophy policies are comprehensively described in the Compensation of Executive Officers section, and the accompanying tables (including all footnotes) and narrative, beginning on page 13 of this Proxy Statement. Our Board of Directors designs our compensation policies for our named executive officers to create executive compensation arrangements that are linked both to the creation of long-term growth, sustained shareholder value and individual and corporate performance, and are competitive with peer companies of similar size, value and complexity and encourage stock ownership by our senior management. Based on its review of the total compensation of our named executive officers for fiscal year 2012, the Board believes that the total compensation for each of the named executive officers is reasonable and effectively achieves the designed objectives of driving superior business and financial performance, attracting, retaining and motivating our people, aligning our executives with shareholders’ long-term interests, focusing on the long-term and creating balanced program elements that discourage excessive risk taking.

Our Board of Directors values the opinions that our shareholders express in their votes and will consider the outcome of the vote when making future executive compensation decisions as it deems appropriate. The approval of the non-binding resolution approving the compensation of our named executive officers requires that the votes cast in favor of the proposal exceed the number of votes cast in opposition to the proposal. However, neither the approval nor the disapproval of this resolution will be binding on the Board of Directors or us nor construed as overruling a decision by the Board of Directors or us. Neither the approval nor the disapproval of this resolution will create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for the Board of Directors or us.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION APPROVING THE COMPANY’S COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS:

“RESOLVED, that the Company’s shareholders APPROVE, on an non-binding advisory basis, the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, including the compensation tables and narrative discussion.”

PROPOSAL NO. 5: NON-BINDING PROPOSAL REGARDING THE FREQUENCY (ONE, TWO OR THREE YEARS) WITH WHICH THE NON-BINDING SHAREHOLDER VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS SHOULD BE CONDUCTED

SEC rules adopted pursuant to the Dodd-Frank Act require that, not less frequently than once every three years, we will include in the proxy materials for a meeting of shareholders where executive compensation disclosure is required by the SEC rules, an advisory resolution subject to a non-binding shareholder vote to approve the compensation of our named executive officers. The approval of this resolution is included as Proposal 5 in this Proxy Statement. The Dodd-

Frank Act also requires that, not less frequently than once every six years, we enable our shareholders to vote to approve, on an advisory (non-binding) basis, the frequency (one, two or three years) with which the non-binding shareholder vote to approve the compensation of our named executive officers should be conducted. In accordance with such rules, we are requesting your vote to advise us of whether you believe this non-binding shareholder vote to approve the compensation of our named executive officers should occur every one, two or three years, or abstain.

We believe that a non-binding shareholder vote on executive compensation should occur every three years. Our executive compensation program is designed to create executive compensation arrangements that are linked both to the creation of long-term growth, sustained shareholder value and individual and corporate performance, and are competitive with peer companies of similar size, value and complexity and encourage stock ownership by our senior management. As described above, one of the core principles of our executive compensation program is to ensure management’s interests are aligned with shareholders’ long-term interests, focusing on the long-term and creating balanced program elements that discourage excessive risk taking. Thus, we grant awards with multi-year performance and service periods to encourage our named executive officers to focus on long-term performance. Accordingly, we recommend a triennial vote which would allow our executive compensation programs to be evaluated over a similar time-frame and in relation to our long-term performance.

A triennial vote will provide us with the time to thoughtfully respond to shareholders’ sentiments and implement any necessary changes. We carefully review changes to the program to maintain the consistency and credibility of the program which is important in motivating and retaining our employees. We therefore believe that a triennial vote is an appropriate frequency to provide our people and our Board of Directors sufficient time to thoughtfully consider shareholders’ input and to implement any appropriate changes to our executive compensation program, in light of the timing that would be appropriate to implement any decisions related to such changes.

We will continue to engage with our shareholders regarding our executive compensation program during the period between shareholder votes. Engagement with our shareholders is a key component of our corporate governance. We seek and are open to input from our shareholders regarding board and governance matters, as well as our executive compensation program, and believe we have been appropriately responsive to our shareholders. We believe this outreach to shareholders, and our shareholders’ ability to contact us at any time to express specific views on executive compensation, hold us accountable to shareholders and reduce the need for and value of more frequent advisory votes on executive compensation.

For the reasons stated above, the Board of Directors is recommending a vote FOR a three-year frequency for the non-binding shareholder vote to approve the compensation of our named executive officers. Note that shareholders are not voting to approve or disapprove the recommendation of the Board of Directors with respect to this proposal. Instead, each proxy card provides for four choices with respect to this proposal: a one, two or three year frequency, or shareholders may abstain from voting on the proposal and you are being asked only to express your preference for a one, two or three year frequency or to abstain from voting.

Your vote on this proposal will be non-binding on us and the Board of Directors and will not be construed as overruling a decision by us or the Board of Directors. Your vote will not create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for us or the Board of Directors. However, the Board of Directors values the opinions that our shareholders express in their votes and will consider the outcome of the vote when making such future compensation decisions as it deems appropriate.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR A THREE-YEAR FREQUENCY FOR THE NON-BINDING SHAREHOLDER VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

OTHER MATTERS

The Board of Directors knows of no other business to come before the meeting.  If, however, other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented thereby in accordance with their best judgment.

SHAREHOLDER PROPOSALS

Any proposal that a shareholder may desire to present to the Company’s 2014 Annual Meeting of Shareholders must be received in writing by Val Nikolenko, the Secretary of the Company, on or before January 10, 2014, in order to be considered for possible inclusion in the Company’s proxy materials relating to such meeting.

UNTIMELY SHAREHOLDER PROPOSALS

Any shareholder proposals received by the Company after January 10, 2014 shall be considered an untimely proposal.  The Company, in its sole discretion, may consider untimely proposals for possible inclusion in its 2014 Annual Meeting proxy materials if such untimely proposals are received on or before March 31, 2014.  Any untimely shareholder proposals received after March 31, 2014 shall not be considered for possible inclusion in the Company’s 2014 Annual Meeting proxy materials.

AVAILABILITY OF PROXY MATERIALS

THE PROXY STATEMENT, THE PROXY AND THE ANNUAL REPORT ARE AVAILABLE AT www.proxyvote.com.   To view these documents, enter the 12-digit control number which appears on your Notice.  Our proxy materials and other SEC filings are also available on the Internet at our website, www.lifeway.net, and on the SEC’s EDGAR system, at www.sec.gov.

DIRECTIONS TO THE ANNUAL MEETING OF SHAREHOLDERS ARE AVAILABLE UPON REQUEST DIRECTED TO LIFEWAY’S SECRETARY AT 6431 WEST OAKTON, MORTON GROVE, IL 60053 OR (847) 967-1010.

Lifeway’s Annual Report on Form 10-K has been posted along with this Proxy Statement.  Such Annual Report is not a part of the proxy solicitation materials.  Upon receipt of a written request, Lifeway will furnish to any shareholder, without charge, an additional copy of such Annual Report (without exhibits).  Any such written request should be directed to Lifeway’s Secretary at 6431 West Oakton, Morton Grove, IL 60053 or (847) 967-1010.

BY ORDER OF THE BOARD OF DIRECTORS

Ludmila Smolyansky
Chairperson of the Board
_____________, 2013

Appendix A

Amended and Restated Articles of Incorporation

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
LIFEWAY FOODS, INC.

WHEREAS, The name of the corporation is Lifeway Foods, Inc. (the “Corporation”).  The date of filing of the Corporation’s original Articles of Incorporation in the office of the Secretary of State of Illinois was May 19, 1986.  There have been no amendments filed changing the name of the Corporation since the date of filing its original Articles of Incorporation.

Pursuant to the provisions of "The Business Corporation Act of 1983," the undersigned incorporator(s) hereby adopt the following Amended and Restated Articles of Incorporation.

ARTICLE ONE:  The name of the Corporation is LIFEWAY FOODS, INC.

ARTICLE TWO:  The name and address of the registered agent and its registered office are:

                           Registered Agent:                   Timothy R. Lavender

                           Registered Office:                 Kelley Drye & Warren LLP
333 West Wacker Drive, 26th Floor
Chicago, IL 60606

ARTICLE THREE:  The purpose or purposes for which the Corporation is organized are:

THE TRANSACTION OF ANY AND ALL LAWFUL BUSINESSES FOR WHICH CORPORATIONS MAY BE INCORPORATED UNDER THE ILLINOIS BUSINESS CORPORATION ACT OF 1983, AS AMENDED.

ARTICLE FOUR:  Paragraph 1: The authorized shares shall be:

CLASS	PAR VALUE PER SHARE	NUMBER OF SHARES AUTHORIZED	NUMBER OF ISSUED SHARES
Common	NPV	40,000,000	17,273,776
Preferred	NPV	2,500,000	0

Before Amendment                             After Amendment
PAID IN CAPITAL                                            $ 8,218,942                                         $ 8,218,942

Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

THE CORPORATION MAY DIVIDE AND ISSUE THE PREFERRED SHARES IN SERIES. PREFERRED SHARES OF EACH SERIES WHEN ISSUED SHALL BE DESIGNATED TO DISTINGUISH THEM FROM THE SHARES OF ALL OTHER SERIES. THE BOARD OF DIRECTORS IS HEREBY EXPRESSLY VESTED WITH AUTHORITY TO DIVIDE THE CLASS OF PREFERRED SHARES INTO SERIES AND TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF THE SHARES OF ANY SUCH SERIES SO ESTABLISHED TO THE FULL EXTENT PERMITTED BY THESE AMENDED AND RESTATED ARTICLES OF INCORPORATION AND ALL AMENDMENTS MADE THERETO, AND THE LAWS OF THE STATE OF ILLINOIS IN RESPECT OF THE FOLLOWING: THE NUMBER OF SHARES TO CONSTITUTE SUCH SERIES, AND THE DISTINCTIVE DESIGNATIONS THEREOF; THE RATE AND PREFERENCE OF DIVIDENDS, IF ANY, THE TIME OF PAYMENT OF DIVIDENDS ARE  CUMULATIVE AND THE DATE FROM WHICH ANY DIVIDEND SHALL ACCRUE; WHETHER SHARES MAY BE REDEEMED AND, IF REDEEMED TO BE RETIRED AS CANCELLED SHARES OF THE CORPORATION OR SUCH SHARES MAY CONSTITUTE AUTHORIZED BUT UNISSUED SHARES; THE AMOUNT PAYABLE UPON SHARES IN EVENT OF INVOLUNTARY LIQUIDATION; THE AMOUNT PAYABLE UPON SHARES IN EVENT OF VOLUNTARY LIQUIDATION; SINKING FUND OR OTHER PROVISIONS, IF ANY FOR THE REDEMPTION OR PURCHASE OF SHARES;

              (A)  THE TERMS AND CONDITIONS ON WHICH SHARES MAY BE CONVERTED, IF THE SHARES OF ANY SERIES ARE ISSUED WITH THE PRIVILEGE OF CONVERSION;

              (B)  VOTING POWERS, IF ANY; AND,

              (C)  ANY OTHER RELATIVE RIGHTS AND PREFERENCES OF SHARES OF SUCH SERIES INCLUDING, WITHOUT LIMITATION, ANY RESTRICTION ON A INCREASE IN THE NUMBER OF SHARES OF ANY SERIES THERETOFORE AUTHORIZED AND ANY LIMITATION OR RESTRICTION OF RIGHTS OR POWERS
TO WHICH SHARES OF ANY FUTURE SERIES SHALL BE SUBJECT.

ARTICLE FIVE:  SEE ATTACHED.

Attachment to Article 5 of

the Amended and Restated Articles of Incorporation

of Lifeway Foods, Inc.

1.           Cumulative Voting. Cumulative voting in the election of directors shall not be permitted by the Corporation.

2.           Preemptive Rights. A shareholder of the Corporation shall not be entitled to a preemptive right to purchase, subscribe for, or otherwise acquire any unissued shares of stock of the Corporation, or any options or warrants to purchase, subscribe for or otherwise acquire any such unissued shares or any shares, bonds, notes, debentures, or other securities convertible into or carrying options or warrants to purchase, subscribe for or otherwise acquire any such unissued shares. Notwithstanding anything contained herein to the contrary, the Corporation shall have the power to grant preemptive rights to any of its shareholders by contract.

3.           Board; Size.  The business and affairs of the Corporation shall be managed by or under the direction of the board of directors. The number of directors shall, at the time of filing of these Amended and Restated Articles of Incorporation with the Secretary of State of the State of Illinois (the “Effective Time”), be the number of directors then in office and shall thereafter, subject to any limitations which may be set forth in the Corporation’s bylaws (the “Bylaws”) and subject to the right, if any, of holders of shares of Preferred Stock outstanding to elect additional directors expressly set forth in the resolution or resolutions providing for the issuance of such shares or as required pursuant to any written contracts between the Corporation and any shareholders, be such number or such greater or lesser number as may be fixed from time to time and at any time by a resolution or resolutions adopted by the affirmative vote of a majority of the board of directors.

4.           Director Vacancies.   Except for the right, if any, of holders of shares of Preferred Stock then outstanding to fill such vacancies expressly set forth in the resolution or resolutions providing for the issuance of such shares, as required pursuant to any written contracts between the Corporation and any shareholders, and except as otherwise required by the Business Corporation Act of 1983 (the “BCA”), any vacancies on the board of directors resulting from an increase in the authorized number of directors, from death, resignation, retirement, disqualification or removal of a director or from any other event can be filled by a majority vote of the directors then in office (even though they constitute less than a quorum), unless no directors are then in office in which (but only in which) event such vacancies can be filled by the stockholders. A director elected to fill such a vacancy shall hold office for a term expiring at the next annual meeting of stockholders. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

5.           Director Actions. In connection with managing the business and affairs of the Corporation, including, but not limited to, determining whether and to what extent any action may be in the best interests of the Corporation or the stockholders, approving or disapproving any action or determining whether to make any recommendation and what recommendation to make to stockholders with respect to any matter, each director and the board of directors (and any committee of the board of directors) may consider: (i) the long-term and short-term interests of the employees, suppliers, creditors and customers of the Corporation and its subsidiaries; (ii) the long-term and short-term interests of the communities in which the Corporation and its subsidiaries conduct any business or other activities; and (iii) the long-term and short-term interests of the Corporation, its subsidiaries and the stockholders, including the possibility that such interests may best be served by the continued independence of the Corporation.

6.           Limitations on Directors’ Liability.  No director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except: (a) for acts or omissions that involve intentional misconduct, fraud or a knowing violation of law; or (b) the payment of distributions in violation of Section 8.70 of the BCA. If the BCA is amended after the date of filing of these Amended and Restated Articles of Incorporation to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the BCA, as so amended. Any repeal or modification of this Section 6 shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification.

7.           Indemnification and Insurance.

(a)           Each person who is or was made a party or is threatened to be made a party to, or is or was involved (including, without limitation, involvement as a witness) in, any action, suit or proceeding, whether civil (including, without limitation, arbitral), criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, member, manager, employee, agent or trustee of another corporation or of a partnership, joint venture, limited liability company, trust or other entity or enterprise (including, without limitation, a direct or indirect subsidiary of the Corporation and an employee benefit plan of the Corporation or any of its subsidiaries), whether the basis of such proceeding is alleged action or inaction in an official capacity as an officer or director or in any other capacity while so serving, shall be indemnified by the Corporation for and held harmless by the Corporation from and against, to the fullest extent authorized by the BCA, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader or greater rights to indemnification than the BCA prior to such amendment permitted the Corporation to provide), all expenses, liabilities and losses actually and reasonably incurred or suffered by such person in connection therewith; provided, however, that except as provided herein with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Corporation’s board of directors.

(b)           Such right to indemnification shall include the right of such a director, officer, partner, member, manager, employee, agent or trustee to be paid the expenses incurred in preparing for, participating (including, without limitation, participation as a witness) in, defending and settling or otherwise resolving a proceeding (collectively called the “defense of a proceeding”) in advance of its final disposition to the fullest extent authorized by the BCA, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader or greater rights to indemnification than the BCA prior to such amendment permitted the Corporation to provide); provided, however, that, if the BCA requires, the payment of such expenses incurred by a director or officer of the Corporation in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such person while a director or officer of the Corporation, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined by a court of competent jurisdiction that such director or officer is not entitled to be indemnified by the Corporation. Such an undertaking shall not and shall not be deemed to require repayment if such director or officer is entitled to be indemnified by the Corporation for any reason or on any basis. No collateral shall be required to secure performance by such person of his or her obligations under such an undertaking. An undertaking delivered to the Corporation shall be sufficient regardless of the prospective ability of the person delivering such undertaking to perform his or her obligations thereunder.

(c)           Such right to indemnification may be granted by the Corporation, if at all, to any other employee or agent of the Corporation or its subsidiaries only as authorized in the specific case upon a determination that indemnification of the employee or agent is proper under the circumstances. Such determination shall be made with respect to a person who is an employee or agent of the Corporation or its subsidiaries at the time of such determination (a) by the Corporation’s board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding, (b) if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so determines, by independent legal counsel in a written opinion, (c) if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion, or (d) by the shareholders of the Corporation. To obtain indemnification under this Section 7 of this Article 5, such person shall submit to the Corporation a written request, including therewith such documents as are reasonably available to such person and are reasonably necessary to determine whether and to what extent such person is entitled to indemnification.

(d)           To the extent that a present or former director, officer employee or agent of the Corporation has been successful, on the merits or otherwise (including, without limitation, the dismissal of an action without prejudice), in defense of any action, suit or proceeding, or in defense of any claim, issue or matter therein, such person shall be indemnified against all expenses actually and reasonably incurred by such person or on such person’s behalf in connection therewith.

(e)           If a claim under this Section 7 of this Article 5 is not paid in full by the Corporation within thirty (30) days after a written demand therefor has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid all expenses of prosecuting such suit. It shall be a defense to any such suit (other than a suit brought to enforce a claim for expenses incurred in the defense of a proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the BCA for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including the Corporation’s board of directors, independent legal counsel to the Corporation or the stockholders) to have made a determination prior to the commencement of such suit that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the BCA nor an actual determination by the Corporation (including the Corporation’s board of directors, independent legal counsel to the Corporation or the stockholders) that the claimant has not met such applicable standard of conduct shall be a defense to such suit or create a presumption in such suit that the claimant has not met the applicable standard of conduct.

(f)           Pursuant to Section 8.75(a) of the BCA, the termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal action or proceeding, he or she had reasonable cause to believe that the conduct was unlawful.

(g)           Pursuant to Section 8.75(b) of the BCA, indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

(h)           The indemnification of any person under this Section 7 of this Article 5, or the right of any person to indemnification under this Section 7 of this Article 5, shall not limit or restrict in any way the power of the Corporation to indemnify or pay expenses for such person in any other manner permitted by law or be deemed exclusive of, or invalidate, any other right which such person may have or acquire under any law, agreement, vote of stockholders or disinterested directors, or otherwise.

(i)           The right of any person to indemnification under this Section 7 of Article 5 shall (A) survive and continue as to a person who has ceased to be such an officer, director, partner, member, manager, employee, agent or trustee, (B) inure to the benefit of the heirs, distributees, beneficiaries, executors, administrators and other legal representatives of such person, (C) not be impaired, eliminated or otherwise adversely affected after such cessation due to any action or inaction by the Corporation, the board of directors or the stockholders (including, without limitation, amendment of these Amended and Restated Articles of Incorporation (including, without limitation, a modification or repeal of this Section 7 of this Article 5) or the Bylaws or a merger, consolidation, recapitalization, reorganization or sale of assets of the Corporation or any of its subsidiaries), with respect to any claim, proceeding or suit which arose or transaction, matter, event or condition which occurred or existed before such cessation, (D) be a contract right, enforceable as such, and (E) be binding upon all successors of the Corporation.

For purposes of this Section 7 of Article 5, a “successor” of the Corporation includes (A) any person who acquires a majority of the assets or businesses of the Corporation and its subsidiaries (on a consolidated basis) in a single transaction or a series of related transactions, (B) any person with whom the Corporation merges or consolidates (unless the Corporation is the survivor of such merger or consolidation) and (C) any person who is the ultimate parent of any person with whom the Corporation merges or consolidates where the Corporation is the survivor of such merger or consolidation (unless the person with whom the Corporation merges or consolidates was, prior to such merger or consolidation, more creditworthy and had a larger market capitalization than the Corporation prior to such merger or consolidation). For purposes of the preceding sentence, “merger,” “consolidation” and like terms shall include binding share exchanges and similar transactions.

The Corporation’s board of directors shall, as a condition precedent to any transaction described in the preceding paragraph, require the successor to irrevocably and unconditionally assume the obligations contemplated by this Section 7 of this Article 5.

(j)           The Corporation may purchase and maintain insurance on behalf of any person who is or was such an officer, director, partner, member, manager, employee, agent or trustee against any liability asserted against such person as such an officer, director, partner, member, manager, employee, agent or trustee or arising out of such person’s status as such an officer, director, partner, member, manager, employee, agent or trustee, whether or not the Corporation would have the power to indemnify such person against such liability and expenses under the provisions of this Section 7 of this Article 5 or applicable law.

The Corporation shall not, without prior approval of the Corporation’s board of directors (and, as to each director and executive officer of the Corporation who ceased to be a director or executive officer within three (3) years prior to the effective date thereof, the prior approval of each such director and executive officer), reduce or eliminate in any material respect, or fail to renew, any such insurance then in effect. A reduction in insurance includes, without limitation, an increase in deductibles or co-payments, a reduction in the aggregate amount of insurance or an addition of exclusions from coverage or other reduction in scope of coverage.

(k)           Definitions of Certain Terms

(A)           For purposes of this Section 7 of this Article 5: references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; any service as a director, officer, fiduciary, employee or agent of the Corporation or any of its subsidiaries which imposes duties on, or involves services by, such director, officer, fiduciary, employee or agent with respect to an employee benefit plan, its trusts, its participants or its beneficiaries (including, without limitation, service as a member of any committee that manages, administers or performs similar functions with respect to any employee benefit plan, trust, participant or beneficiary) shall be deemed to be service covered by Section 7(a) of this Article 5; references to “indemnification” and like terms shall include holding harmless and payment of expenses as provided herein; and references to “proceedings” shall include all related appeals of any kind.

(ii)           For the purposes of this Section 7 of this Article 5 and the BCA, a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, its trusts, its participants or its beneficiaries shall be deemed to have acted in a manner “not opposed to the best interest of the Corporation.” For the purposes of this Section 7 of this Article 5: references to “expenses” shall include all attorneys’ fees, retainers, court costs, transcript costs, expert fees, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and other disbursements or expenses of the types customarily incurred in connection with the defense of a proceeding or prosecution of a suit, all costs relating to any appeal bond and all federal, state, local or foreign taxes, charges, duties and similar imposts and assessments incurred or assessed as a result of the actual or deemed receipt of any expenses under this Section 7 of this Article 5; and references to “liabilities and losses” shall include judgments, fines, amounts paid or to be paid in settlement, and assessments, and all federal, state, local or foreign taxes, charges, duties and similar imposts and assessments incurred or assessed as a result of the actual or deemed receipt of any liabilities or losses under this Section 7 of this Article 5.

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